Exhibit 10.5.1 Amending Agreement (Sept 12 2006) to Property Option Agreement March 26, 2004

AMENDING AGREEMENT

THIS AMENDING  made  12th day of September, 2006.

BETWEEN:

BRONX VENTURES INC. (formerly Lucky 1 Enterprises Inc.) of Suite 100, 1255 West Pender Street, Vancouver, BC, V6E 2V1,

(the "Optionee")

AND:

RONALD C. WELLS of 910 Heatherton Court, Kamloops, BC, V1S 1P9

("Wells")

WHEREAS the parties entered into an agreement made effective the 26th day of March, 2004, as amended by an agreement dated the 8th day of March, 2005 (collectively, the "Option Agreement"), with respect to an option on certain mineral claims and the parties wish to amend the terms thereof;

NOW THEREFORE in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Definitions

In this amending agreement, unless otherwise provided for herein, any defined term will have the meaning ascribed to it in the Option Agreement.

2.    Amendments

Paragraph 2.2(d) of the Option Agreement shall be deleted in its entirety and replaced with the following:

"(d)

on or before June 26, 2007, the Optionee shall pay the Optionor the sum of $60,000 and, shall incur expenditures on exploration work on the Property of not less than $216,230;"

3.    Full Force and Effect

The parties hereto agree that, save as amended by this Amending Agreement, the Option Agreement shall remain in full force and effect.

4.    Governing Law

This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

5.    Execution and Delivery

This Amending Agreement may be executed in counterparts and delivered by facsimile, each of which when howsoever signed and delivered being deemed an original and together forming one and the same instrument bearing the date first above written notwithstanding the date of actual execution.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Amending Agreement as of the day and year first above written.

BRONX VENTURES INC.

Per:

Authorized Signatory

Signed by Ronald C. Wells in the presence of: Witness Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) )	RONALD C. WELLS